                                                                   Exhibit 10.53


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This First Amendment to Loan and Security Agreement, dated as of October 10, 2003 (this "Amendment"), is entered into by and among Jacuzzi Brands, Inc., a Delaware corporation ("Parent"), the other borrowers named on the signature page hereto (together with Parent, each a "Borrower" and, collectively, "Borrowers"), Fleet Capital Corporation, a Rhode Island corporation, as administrative agent and collateral agent (in such capacity, "Administrative Agent") under the Loan and Security Agreement referred to below, Silver Point Finance LLC, as agent for the Term Loan B Lenders (in such capacity, "Term Loan B Agent") under the Loan and Security Agreement referred to below, the Revolving Credit Lenders under the Loan and Security Agreement referred to below and the Term Loan B Lenders under the Loan and Security Agreement referred to below.


                                    RECITALS

         A. Borrowers, Administrative Agent, Term Loan B Agent, the Revolving Credit Lenders and the Term Loan B Lenders are parties to that certain Loan and Security Agreement, dated as of July 15, 2003 (as from time to time hereafter further amended, restated, supplemented or otherwise modified and in effect, the "Loan Agreement"), pursuant to which the Revolving Credit Lenders and the Term Loan B Lenders have made and the Revolving Credit Lenders will hereafter continue to make loans and advances and other extensions of credit to Borrowers.

         B. Parent has informed Administrative Agent that it would like to take the following corporate restructuring actions: (1) Parent has formed JBI Holdings Limited, a new wholly-owned Subsidiary incorporated under the laws of England and Wales ("Newco"), (2) USI Atlantic Corp., a Delaware corporation and an existing Guarantor ("USI Atlantic"), shall transfer all of the issued and outstanding shares of stock of USI American Holdings, Inc., a Delaware corporation and an existing Borrower ("USIAH"), to Newco, (3) Parent shall contribute all of the issued and outstanding shares of common stock of USI Global Corp., a Delaware corporation and an existing Borrower ("USI Global"), to Newco, and (4) Newco shall contribute all of the issued and outstanding shares of common stock of USI Global to USIAH (such transactions, collectively, the "Jacuzzi Restructuring").

         C. Borrowers, Administrative Agent, Term Loan B Agent, the Revolving Credit Lenders and the Term Loan B Lenders are willing to consent to the Jacuzzi Restructuring and to amend the Loan Agreement as and to the extent set forth herein and pursuant to, and subject to, the terms and conditions set forth in this Amendment.

         D. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment. Capitalized terms used herein without definition are so used as defined in the Loan Agreement and Appendix A thereto.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and the Revolving Credit Lenders and Term Loan B Lenders continuing to make Loans available under the terms of the Loan Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. CONSENT. The Revolving Credit Lenders and the Term Loan B Lenders hereby consent to the Jacuzzi Restructuring subject to the satisfaction of each of the following terms and conditions in a manner acceptable to Administrative Agent and Term Loan B Agent:

         1.1. Each of the transfers and contributions of stock that comprise the Jacuzzi Restructuring shall be made expressly subject to the Liens on such stock previously granted to Administrative Agent, as security for the Obligations under the Loan Agreement.

         1.2. All documents, agreements and instruments entered into in order to effect the Jacuzzi Restructuring shall be in form and substance satisfactory to Administrative Agent and Term Loan B Agent.

         1.3. Parent shall execute and deliver a Deed of Charge over all of the issued and outstanding shares of Newco, in form and substance satisfactory to Administrative Agent and Term Loan B Agent, as security for the Obligations under the Loan Agreement, and shall deliver to Administrative Agent a share certificate and related instrument of transfer with respect to such shares of Newco.

         1.4. Notwithstanding that Newco is a Foreign Subsidiary, Newco shall execute and deliver a joinder to the Guaranty Agreement, Guarantor Security Agreement and Pledge Agreement, each dated as of July 15, 2003 and previously executed and delivered in connection with the Loan Agreement, by which Newco shall become a party to, and become bound by, each of such agreements as if it had been an original party thereto.

         1.5. Newco shall deliver a share certificate and related stock power with respect to all of the issued and outstanding shares of stock of USIAH, which will be owned by Newco following the Jacuzzi Restructuring.

         1.6. USIAH shall deliver a share certificate and related stock power with respect to all of the issued and outstanding shares of common stock of USI Global, which will be owned by USIAH following the Jacuzzi Restructuring.

         1.7. Parent and its Subsidiaries shall deliver to Administrative Agent such other documents, instruments, agreements, certificates and opinions of counsel as Administrative Agent or Term Loan B Agent shall reasonably request in connection with the Jacuzzi Restructuring and the attachment and perfection of Administrative Agent's Liens in the shares of Newco, USIAH and USI Global.

2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

         2.1. The following is inserted as a new subsection 8.2.22 to the Credit
Agreement:


         "8.2.22. NEWCO. JBI Holdings Limited shall not own any assets other than the shares of USIAH, shall not incur any liabilities other than its guaranty of the Obligations hereunder and its guaranty of the Indebtedness under the New Senior Secured Notes and shall not engage in any trade or business."

         2.2. Upon the consummation of the Jacuzzi Restructuring, the following Exhibits to the Loan Agreement shall be amended and/or supplemented as and to the extent set forth in Exhibit A to this Amendment:

                  (a) Exhibit 6.1.1 - Location of Collateral

                  (b) Exhibit 7.1.1- Jurisdictions of Qualification

3. REPRESENTATIONS AND WARRANTIES.

         3.1. The execution, delivery and performance of this Amendment and the consummation of the Jacuzzi Restructuring have been or will be duly authorized by all necessary corporate or other relevant action and do not and will not (i) contravene the charter, articles or certificate of incorporation, memorandum of association, partnership agreement, certificate of formation, by-laws, limited liability agreement, operating agreement or other organizational documents (as the case may be) of any Borrower or any of its Subsidiaries; (ii) violate, or cause any Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to any Borrower or any of its Subsidiaries, the violation of which could reasonably be expected to have a Material Adverse Effect; (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement, including, without limitation, the New Senior Secured Notes Indenture, or any other agreement, lease or instrument to which any Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected, the breach of or default under which could reasonably be expected to have a Material Adverse Effect; or (iv) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Borrower or any of its Subsidiaries.

         3.2. This Amendment is a legal, valid and binding obligation of each Borrower and each of its Subsidiaries party hereto, enforceable against it in accordance with its respective terms subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting creditors' rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following conditions precedent in a manner acceptable to Administrative Agent:

         4.1. Administrative Agent's receipt of counterparts of this Amendment, duly executed by Borrowers, Majority Lenders, Majority Term Loan B Lenders, and duly acknowledged by each of the Guarantors.

         4.2. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated hereby.

5. REFERENCE TO AND EFFECT UPON THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS.

         5.1. The Loan Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by Borrowers and each other Loan Party. Without limiting the foregoing, the Liens granted pursuant to the Security Documents shall continue in full force and effect and the guaranties of the Guarantors shall continue in full force and effect.

         5.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition of, or to any amendment or modification of, any term or condition (except as specifically set forth herein) of the Loan Agreement or any other Loan Document or (b) prejudice any right, power or remedy which the Administrative Agent or any Lender now has or may have in the future under or in connection with the Loan Agreement, the Notes or any other Loan Document.

         5.3. Each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in any other Loan Document to the Loan Agreement or any word or words of similar import shall be and mean a reference to the Loan Agreement as amended hereby.

6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. A counterpart signature page delivered by fax transmission shall be as effective as delivery of an originally executed counterpart.

7. COSTS AND EXPENSES. As provided in Section 2.8 of the Loan Agreement, Borrowers shall pay the fees, costs and expenses incurred by Administrative Agent and Term Loan B Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys' fees).

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.


                                       BORROWERS:

                                       JACUZZI BRANDS, INC.
                                       BATHCRAFT, INC.
                                       ELJER PLUMBINGWARE, INC.
                                       GATSBY SPAS, INC.
                                       JACUZZI, INC.
                                       JUSI HOLDINGS, INC.
                                       REDMONT, INC.
                                       REXAIR, INC.
                                       SUNDANCE SPAS, INC.
                                       ZURN PEX, INC.
                                       USI AMERICAN HOLDINGS, INC.
                                       USI GLOBAL CORP.
                                       ZURCO, INC.
                                       ZURN INDUSTRIES, INC.


                                       By: /s/ Steven C. Barre
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Sr. Vice President, General
                                              Counsel & Secretary
                                              ----------------------------------

         Each of the undersigned Guarantors hereby acknowledges the foregoing First Amendment to Loan and Security Agreement and ratifies and confirms that each of the Loan Documents to which it is a party shall remain in full force and effect.

                                       GUARANTORS:

                                       Asteria Company
                                        (f/k/a Elite Bath Company)
                                       Baylis Brothers Inc.
                                       Bruckner Manufacturing Corp.
                                        (f/k/a Farberware Inc.)
                                       Carlsbad Corp.
                                        (f/k/a Odyssey Sports, Inc.)
                                       Compax Corp.
                                       Eljer Industries, Inc.
                                       Environmental Energy Company
                                       Gary Concrete Products, Inc.
                                       HL Capital Corp.
                                       Jacuzzi Whirlpool Bath, Inc.
                                       KLI, Inc. (f/k/a Keller Ladders, Inc.)
                                       Krikles Canada U.S.A., Inc.
                                        (f/k/a Selkirk Canada U.S.A., Inc.)
                                       Krikles Europe U.S.A., Inc.
                                        (f/k/a Selkirk Europe U.S.A., Inc.)
                                       Krikles, Inc.  (f/k/a Selkirk, Inc.)
                                       Lokelani Development Corporation
                                       Luxor Industries Inc.
                                       Maili Kai Land Development Corporation
                                       Mobilite, Inc.
                                       Nissen Universal Holdings Inc.
                                       Outdoor Products LLC
                                       PH Property Development Company
                                       PLC Realty Inc. (f/k/a Prescolite
                                        Lite Controls, Inc.)
                                       Rexair Holdings, Inc.
                                       Sanitary - Dash Manufacturing Co., Inc.
                                       SH 1 Inc.
                                       Strategic Capital Management, Inc.
                                       Strategic Membership Company
                                       Streamwood Corporation
                                        (f/k/a Quantum Performance Films, Inc.)
                                       TA Liquidation Corp.
                                        (f/k/a Tommy Armour Golf Company)
                                       Trimfoot Co.
                                       TT Liquidation Corp.
                                       UGE Liquidation Inc.
                                        (f/k/a W.K. 25, Inc.)
                                       USI Atlantic Corp.
                                       USI Capital, Inc.
                                       USI Funding, Inc.

                                       USI Properties, Inc.
                                       USI Realty Corp.
                                       Zurn (Cayman Islands), Inc.
                                       Zurn Constructors, Inc.
                                        (f/k/a Advanco Constructors, Inc.)
                                       Zurn EPC Services, Inc.
                                        (f/k/a National Energy Production
                                       Corporation)
                                       Zurnacq of California, Inc.


                                       By: /s/ Steven C. Barre
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Vice President & Assistant
                                              Secretary
                                              ----------------------------------

                                       FLEET CAPITAL CORPORATION,
                                       as Administrative Agent and as a
                                       Revolving Credit Lender


                                       By: /s/ Kristina Lee
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       SILVER POINT FINANCE LLC,
                                       as Term Loan B Agent


                                       By: /s/ Jeffrey A. Gelfano
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Authorized Person
                                              ----------------------------------

                                       TRS THEBE LLC, as a Term Loan B Lender


                                       By:  /s/ Alice L. Wagner
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       WINGATE CAPITAL LTD., as a Term
                                       Loan B Lender
                                       By: Citadel Limited Partnership,
                                           Portfolio Manager
                                       By: GLB Partners, L.P.,
                                           its General Partner
                                       By: Citadel Investment Group, L.L.C,
                                           its General Partner


                                       By:  /s/ Levoyd E. Robinson, CFA
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Managing Director
                                              ----------------------------------

                                       CREDIT SUISSE FIRST BOSTON,
                                       acting through its Cayman Islands Branch, as a Revolving Credit Lender


                                       By:  /s/ Joseph Adipietco
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Director
                                              ----------------------------------



                                       By:  /s/ Joshua Parrish
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Associate
                                              ----------------------------------

                                       BANK ONE, NA,
                                       as a Revolving Credit Lender


                                       By:  /s/ Randy Abrams
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Associate Director
                                              ----------------------------------

                                       UBS AG, STAMFORD BRANCH,
                                       as a Revolving Credit Lender


                                       By:  /s/ Wilfred V. Saint
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Associate Director
                                              ----------------------------------
                                              Banking Products Services, US



                                       By:  /s/ Juan Zuniga
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Associate Director
                                              ----------------------------------
                                              Banking Products Services, US

                                       HSBC BUSINESS CREDIT (USA), INC.,
                                       as a Revolving Credit Lender


                                       By: /s/ Dan Bueno
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       LASALLE BUSINESS CREDIT, LLC.,
                                       as a Revolving Credit Lender


                                       By: /s/ Jeffrey G. Saperstein
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       THE CIT GROUP/BUSINESS CREDIT, INC.,
                                       as a Revolving Credit Lender


                                       By: /s/ Evelyn Kurold
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Asst. Vice President
                                              ----------------------------------

                                       WHITEHALL BUSINESS CREDIT CORPORATION,
                                       as a Revolving Credit Lender



                                       By: /s/ Joseph Zautca
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

           EXHIBIT A TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

                      AMENDMENTS TO LOAN AGREEMENT EXHIBITS

1.  The following row is inserted in Part A of Exhibit 6.1.1 of the Loan
    Agreement:


       Legal Name                         Address of Chief Executive Office                  County
       ----------                         ---------------------------------                  ------
JBI Holdings Limited



2.  The following row is inserted in Exhibit 7.1.1 of the Loan Agreement:


                                       State/Jurisdiction      Jurisdiction(s) in which Loan Party is
       Legal Name                        of Organization       Qualified and Authorized to do Business
       ----------                      ------------------      ---------------------------------------
JBI Holdings Limited                      England and Wales                      None
